SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☒	Definitive additional materials

Soliciting material pursuant to Rule 14a-12

Virtus Opportunities Trust

Registration Nos. 811-07705 and 333-08045

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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VIRTUS RAMPART ALTERNATIVES DIVERSIFIER FUND,

a series of Virtus Opportunities Trust

101 Munson Street

Greenfield, MA 01301

Correction to Proxy Statement

Important Notice

The last sentence of the first paragraph on page 1 of the enclosed proxy statement is hereby corrected to read:

On the Record Date the following shares were outstanding: Class A – 1,393,823, Class C – 173, 811 and Class I – 1,826,266.